UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 25, 2005

IMH ASSETS CORP. (as depositor under an Indenture, dated as of March 3, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2005-2)

                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                    33-117817                33-0705301
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(State or Other Jurisdiction    (Commission File Number      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

            1401 Dove Street                                            92660
        Newport Beach, California
-----------------------------------------                            -----------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code, is (949) 475-3600
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
           ---------------------------------------------------
            On March 3, 2005, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2005-2 (the "Bonds"), were issued pursuant to an indenture, dated as of March 3, 2005 (the "Agreement"), between Impac CMB Trust Series 2005-2, a Delaware statutory trust, as Issuer (the "Issuer"), and Wells Fargo Bank, N.A., as Indenture Trustee (the "Indenture Trustee").

ITEM 8.01 OTHER EVENTS.

Description of the Mortgage Pool

            The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of one- to four-family, adjustable-rate and fixed-rate first lien mortgage loans (the "Mortgage Loans"). The Mortgage Loans have an aggregate principal balance of approximately $1,320,969,325 as of March 1, 2005.

            The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of March 1, 2005, with respect to the Mortgage Loans.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
--------------------------------------------
                        (a) Not applicable

                        (b) Not applicable

                        (c) Exhibits:

           EXHIBIT NO.             DESCRIPTION
           -----------             -----------
              99.1                 Characteristics of the Mortgage Pool as of
                                   March 1, 2005, relating to IMH Assets Corp.,
                                   Collateralized Asset-Backed Bonds, Series
                                   2005-2.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IMH ASSETS CORP.

                                            By: /s/ Richard J. Johnson
                                               ---------------------------------
                                            Name:   Richard J. Johnson
                                            Title:  Chief Financial Officer

Dated: March 18, 2005



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                                  EXHIBIT INDEX



EXHIBIT NUMBER                     DESCRIPTION
--------------                     -----------
99.1                               Characteristics of the Mortgage Pool as of
                                   March 1, 2005, relating to IMH Assets Corp.,
                                   Collateralized Asset-Backed Bonds, Series
                                   2005-2.


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